Income taxes	12 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income taxes
21.	Income taxes

Domestic and foreign components of income (loss) before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2014	2015	2016
Income (loss) before income taxes:
Sony Corporation and all subsidiaries in Japan	98,152	(88,855)	149,256
Foreign subsidiaries	(72,411)	128,584	155,248

	25,741	39,729	304,504

Income taxes — Current:
Sony Corporation and all subsidiaries in Japan	41,339	40,321	41,080
Foreign subsidiaries	59,904	40,430	53,498

	101,243	80,751	94,578

Income taxes — Deferred:
Sony Corporation and all subsidiaries in Japan	(6,330)	(3,306)	(1,745)
Foreign subsidiaries	(331)	11,288	1,956

	(6,661)	7,982	211

Total income tax expense	94,582	88,733	94,789

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended March 31
	2014	2015	2016
Statutory tax rate	38.3%	36.0%	33.6%
Non-deductible expenses	8.9	16.1	1.6
Income tax credits	(2.1)	(1.4)	(2.0)
Change in statutory tax rate	3.6	(66.7)	(3.3)
Change in valuation allowances	365.7	221.1	10.7
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	0.2	17.4	(0.8)
Lower tax rate applied to life and non-life insurance business in Japan	(31.0)	(24.6)	(2.3)
Foreign income tax differential	25.7	(79.7)	(6.9)
Adjustments to tax reserves	58.3	(23.1)	0.7
Effect of equity in net income (loss) of affiliated companies	9.0	0.1	0.0
Tax benefit related to intraperiod tax allocation	(111.9)	(27.2)	—
Impairment of goodwill related to mobile communications business	—	159.5	—
Other	2.7	(4.2)	(0.2)

Effective income tax rate	367.4%	223.3%	31.1%

In March 2014, the Japanese legislature enacted tax law changes which included lowering the national corporate tax rate. As a result, the statutory tax rate for the fiscal year ended March 31, 2015 was approximately 36%. This tax law change did not have a material impact on Sony’s results of operations.

In March 2015, the Japanese legislature enacted tax law changes which included further lowering of the national corporate tax rate, limiting the annual use of net operating loss carryforwards to 65% of taxable income for the periods ending March 31, 2016 and 2017 and to 50% of taxable income for periods beginning on or after April 1, 2017, and increasing the net operating loss carryforward period from nine to ten years for losses incurred in the tax years beginning on or after April 1, 2017. As a result, the statutory tax rate for the fiscal year ending March 31, 2016 was approximately 33%. The limitation on the use of net operating loss carryforwards, however, may result in cash tax payments being due if there is taxable income in Japan even though Sony Corporation and its national tax filing group in Japan have significant net operating loss carryforwards available. In addition, the limitation on the use of losses, when combined with the relatively short carryforward period, increases the risk of some net operating loss carryforwards expiring unutilized. The impact of the tax law changes resulted in a net deferred tax benefit of 26,588 million yen for the fiscal year ended March 31, 2015, primarily due to a reduction to the deferred tax liabilities in the insurance business in Japan.

In March 2016, the Japanese legislature enacted tax law changes which included further lowering of the national corporate tax rate, limiting the annual use of net operating loss carryforwards to 60% of taxable income for the period ending March 31, 2017, to 55% of taxable income for the period ending March 31, 2018, and to 50% of taxable income for periods beginning on or after April 1, 2018. As a result, the statutory tax rate from the fiscal year ending March 31, 2017 onward will be approximately 31.5%. The impact of the tax law changes resulted in a net deferred tax benefit of 10,735 million yen for the fiscal year ended March 31, 2016, primarily due to a reduction to the deferred tax liabilities in the insurance business in Japan.

Under the accounting guidance for intraperiod tax allocation, Sony is required to consider all items of income (including items recorded in other comprehensive income) in determining the amount of tax benefit that should be allocated to a loss from continuing operations. During the fiscal years ended March 31, 2014 and 2015, Sony Corporation and its national tax filing group in Japan and certain other jurisdictions incurred a loss from continuing operations while also recording other comprehensive income. As a result, Sony allocated 28,797 million yen and 10,799 million yen of tax benefit to continuing operations, respectively, which was exactly offset by additional income tax expense in other comprehensive income. The total income tax provision did not change and these jurisdictions continue to be impacted by the full valuation allowance on deferred tax assets. During the fiscal year ended March 31, 2016, there was no application of the intraperiod allocation rules as no jurisdictions met the necessary criteria.

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2015	2016
Deferred tax assets:
Operating loss carryforwards for tax purposes	550,824	483,590
Accrued pension and severance costs	89,797	131,262
Film costs	177,741	175,439
Warranty reserves and accrued expenses	103,695	96,327
Future insurance policy benefits	25,304	27,419
Inventory	35,478	38,219
Depreciation	57,140	48,339
Tax credit carryforwards	105,645	145,011
Reserve for doubtful accounts	9,455	10,179
Impairment of investments	22,444	47,083
Deferred revenue in the Pictures segment	24,438	16,336
Other	165,552	140,218

Gross deferred tax assets	1,367,513	1,359,422
Less: Valuation allowance	(1,077,622)	(1,055,858)

Total deferred tax assets	289,891	303,564

Deferred tax liabilities:
Insurance acquisition costs	(150,677)	(144,207)
Future insurance policy benefits	(112,996)	(132,521)
Unbilled accounts receivable in the Pictures segment	(83,472)	(99,625)
Unrealized gains on securities	(94,065)	(97,745)
Intangible assets acquired through stock exchange offerings	(24,927)	(23,794)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(35,076)	(33,933)
Investment in M3	(37,342)	(35,666)
Other	(66,556)	(53,750)

Gross deferred tax liabilities	(605,111)	(621,241)

Net deferred tax liabilities	(315,220)	(317,677)

Based on the weight of the available positive and negative evidence, for the fiscal year ended March 31, 2016, Sony continued to maintain valuation allowances against the deferred tax assets at Sony Corporation and its national tax filing group in Japan, as well as at Sony Americas Holding Inc. (“SAHI”) and its consolidated tax filing group, Sony Mobile Communications in Sweden, Sony Europe Limited (“SEU”) in the U.K., certain subsidiaries in Brazil, and certain subsidiaries in other tax jurisdictions.

The net changes in the total valuation allowance were increases of 96,283 million yen and 50,092 million yen for the fiscal years ended March 31, 2014 and 2015, respectively, and a decrease of 21,764 million yen for the fiscal year ended March 31, 2016.

The increase in the valuation allowance during the fiscal year ended March 31, 2014 was primarily due to continuing losses at Sony Corporation and its national tax filing group in Japan and SAHI and its consolidated tax filing group in the U.S. In addition, certain other foreign subsidiaries recorded valuation allowances against their deferred tax assets.

The increase in the valuation allowances during the fiscal year ended March 31, 2015 was primarily due to increasing tax credit carryforwards at SAHI and its consolidated tax filing group in the U.S. and continuing losses at Sony Corporation and its national tax filing group in Japan.

The decrease in the valuation allowances during the fiscal year ended March 31, 2016 was primarily due to the effect of foreign currency translation adjustments at SAHI and its consolidated tax filing group in the U.S. and the reversal of valuation allowances for local tax purposes for certain Japanese subsidiaries based on the weight of the available positive and negative evidence, including the strength of earnings in recent years and their forecast of continuing profits. These decreases were partially offset by an increase in the valuation allowance for accrued pension and severance costs in the national tax filing group in Japan.

Net deferred tax assets (net of valuation allowance) and liabilities are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2015	2016
Current assets — Deferred income taxes	47,788	40,940
Other assets — Deferred income taxes	89,637	97,639
Current liabilities — Other	(6,769)	(5,330)
Long-term liabilities — Deferred income taxes	(445,876)	(450,926)

Net deferred tax liabilities	(315,220)	(317,677)

At March 31, 2016, deferred income taxes have not been provided on undistributed earnings of foreign subsidiaries and corporate joint ventures not expected to be remitted in the foreseeable future totaling 333,177 million yen, and on the gain of 61,544 million yen on a subsidiary’s sale of stock arising from the issuance of common stock of Sony Music Entertainment (Japan) Inc. in a public offering to third parties in November 1991, as Sony does not anticipate any significant tax consequences on the possible future disposition of its investment based on its tax planning strategies.

At March 31, 2016, Sony had net operating loss carryforwards, the tax effect of which totaled 483,590 million yen, which may be available as an offset against future taxable income on tax returns to be filed in various tax jurisdictions. With the exception of 152,986 million yen with no expiration period, substantially all of the total net operating loss carryforwards expire at various dates between the fiscal years ending March 31, 2018 and 2024, and the remaining amounts have expiration periods up to 20 years depending on the jurisdiction.

Tax credit carryforwards at March 31, 2016 amounted to 145,011 million yen. With the exception of 21,807 million yen with no expiration period, substantially all of the total available tax credit carryforwards expire at various dates between the fiscal years ending March 31, 2017 and 2026.

A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2014	2015	2016
Balance at beginning of the fiscal year	191,886	214,795	157,345
Reductions for tax positions of prior years	(19,696)	(2,898)	(34,893)
Additions for tax positions of prior years	9,325	9,532	6,253
Additions based on tax positions related to the current year	21,877	3,740	3,393
Settlements	(6,687)	(75,272)	(12,556)
Lapse in statute of limitations	(4,643)	(4,320)	(8,229)
Foreign currency translation adjustments	22,733	11,768	(6,411)

Balance at end of the fiscal year	214,795	157,345	104,902

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	93,098	93,538	49,323

The major changes, including settlements, in the total gross amount of unrecognized tax benefit balances relate to transfer pricing adjustments, including as a result of the Bilateral Advance Pricing Agreements (“APAs”) and competent authority requests filed for certain subsidiaries in the MC, G&NS IP&S, HE&S, and Devices segments and All Other, with respect to the intercompany cross-border transactions. The APAs include agreements between Sony and two taxing authorities under the authority of the mutual agreement procedure specified in income tax treaties. Sony reviews its estimated tax expense based on the progress made in these procedures, and the progress of transfer pricing audits generally, and makes adjustments to its estimates as necessary. In addition, the APAs are government to government negotiations, and therefore it is possible that the final outcomes of the agreements may differ from Sony’s current assessment of the more-likely-than-not outcomes of such agreements.

During the fiscal year ended March 31, 2014, Sony reversed 2,699 million yen of interest expense and recorded 352 million yen of penalties. At March 31, 2014, Sony had recorded liabilities of 6,553 million yen and 4,060 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2015, Sony recorded 290 million yen of interest expense and reversed 376 million yen of penalties. At March 31, 2015, Sony had recorded liabilities of 6,843 million yen and 3,684 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2016, Sony reversed 1,055 million yen of interest expense and recorded 674 million yen of penalties. At March 31, 2016, Sony had recorded liabilities of 5,789 million yen and 4,358 million yen for the payments of interest and penalties, respectively.

Sony operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited by Japanese and foreign taxing authorities. As a result of audit settlements, the conclusion of current examinations, the expiration of the statute of limitations in several jurisdictions and other reevaluations of Sony’s tax positions, it is expected that the amount of unrecognized tax benefits will change in the next twelve months. Accordingly, Sony believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to 3,136 million yen within the next twelve months.

Sony remains subject to examinations by Japanese taxing authorities for tax years from 2008 through 2015, and by the U.S. and other material foreign taxing authorities for tax years from 1998 through 2015.